5. ADVANCES FROM SHAREHOLDERS/OFFICERS	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Advances From Shareholdersofficers
5. ADVANCES FROM SHAREHOLDERS/OFFICERS	Advances from shareholders are comprised of the fair value of common stock pledged as collateral by shareholder (see Note 10 below).

Advances from shareholders are comprised of the following:

	2013	2012
Cash advances	$–	$15,000
Fair value of common stock pledged as collateral by shareholder (see below)	170,000	170,000
Total	$170,000	$185,000

As described below, the Company issued a Secured Convertible Promissory Note on February 29, 2012. In connection with the issuance, a shareholder pledged 10,000,000 shares of the Company's common stock. On March 8, 2012, upon notice of default, the escrow agent transferred the pledged common shares to the note holder. The fair value of the common shares pledged was recorded as a related party obligation as of March 31, 2012 with a corresponding reduction in the carrying value of the Note Payable.